SCHEDULE 14C
(Rule 14c-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14C INFORMATION

Information Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

[X] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ] Definitive Information Statement

NEOHYDRO TECHNOLOGIES CORP.

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NOTICE OF SHAREHOLDER ACTION
IN LIEU OF A MEETING

Las Vegas, NV
June ___, 2014

TO: THE SHAREHOLDERS OF NEOHYDRO TECHNOLOGIES CORP. (the “Company”)

The purpose of this letter and the enclosed Information Statement is to inform you that shareholders holding a majority of our Voting Stock (as defined in the Information Statement) have executed a written consent in lieu of a meeting to approve amendment of our Certificate of Incorporation (“Certificate of Incorporation”) to effect a name change from “Neohydro Technologies Corp.” to “Epoxy, Inc.” (the “Name Change”).

In connection with the Name Change, we will be requesting that FINRA change our ticker symbol from “NHYT” to “EPXY” or similar symbol as may be granted by FINRA.

The details of the action to be taken pursuant to such written consent are set forth in the accompanying information statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS AND NO SHAREHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By Order of the Board of Directors,

David Gasparine
Principal Executive Officer

NEOHYDRO TECHNOLOGIES, CORP.
500 N. RAINBOW BLVD., SUITE 300
LAS VEGAS, NV 89107
702-321-8249

INFORMATION STATEMENT
PURSUANT TO SECTION 14 (C) OF THE SECURITIES EXCHANGE ACT
OF 1934, AS AMENDED

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

This Information Statement will be mailed on or about June        , 2014 to the holders of the Common Stock (the “Voting Shareholders”) of Neohydro Technologies Corp., a Nevada corporation (referred to herein as “we,” “us,” or the “Company”), in connection with the following action taken pursuant to the written consent of the shareholders holding a majority of the voting power of the Company’s outstanding Voting Stock (as defined below) (the “Majority Shareholders”), dated as of May 30, 2014 (the “Written Consent”) authorizing us to amend our Certificate of Incorporation (“Certificate of Incorporation”) to effect a name change from “Neohydro Technologies Corp.” to “Epoxy, Inc.” (the “Name Change”). The Name Change is also referred to herein as the “Proposal”.

In connection with the Name Change, we will be requesting that FINRA change our ticker symbol from “NHYT” to “EPXY” or similar symbol as may be granted by FINRA.

The actions to be taken pursuant to the Written Consent shall be taken on or about June _____, 2014, and no earlier than twenty (20) days after the mailing of this Information Statement. Only Voting Shareholders of record at the close of business on May 30, 2014 are being given notice of the actions to be taken pursuant to the Written Consent (the “Record Date”) and such notice is being given solely for the purpose of informing them of such corporate actions before they take effect.

On May 19, 2014, our board of directors (the “Board”) unanimously adopted resolutions authorizing the Proposal.

Section 78.320 of the Nevada Revised Statutes provides that the written consent of the holders of the issued and outstanding shares of voting capital stock, having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting.

In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Proposal as early as possible to accomplish the purposes hereafter described, the Board elected to seek the written consent of the Majority Shareholders to reduce the costs and implement the Proposal in a timely manner.

NO APPRAISAL RIGHTS

The holders of shares of the Company’s Capital Stock have no appraisal rights under Nevada law, the Company’s Certificate of Incorporation, or the Company’s Bylaws with respect to the proposed amendment to the Company’s Certificate of Incorporation effecting the Reverse Stock Split.

OUTSTANDING SHARES AND VOTING RIGHTS

As of the Record Date, the Company's authorized capitalization consisted of the following class of capital stock:

(i)	Four Hundred Eighty Million (480,000,000) shares with a par value of $0.00001 have been designated common stock (the “Common Stock”); and
(ii)	Thirty Five Million (35,000,000) shares with a par value of $0.00001 have been designated as Series A Preferred Stock (the “Series A Preferred”).

Also as of the Record Date, we have the following number of shares issued and outstanding:

(i)	168,824,706 shares of Common Stock; and
(ii)	25,080,985 shares of Series A Preferred; and

Each share of Common Stock entitles its holder to one (1) vote on each matter submitted to the shareholders. Each share of Series A Preferred entitles its holder to fifteen (15) shares of common voting rights. The total number of votes able to be cast by all of the outstanding shares of Capital Stock is referred to herein as the “Voting Stock”.

Due to the fact that the shareholders holding at least a majority of the voting rights of all outstanding Voting Stock as of the Record Date have voted in favor of the Proposal by the Written Consent; and having sufficient voting power to approve the Proposal through their ownership of Voting Stock, no other shareholder consents will be obtained in connection with this information statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this information statement has been mailed to the Voting Shareholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on June ___, 2014.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS.

The Company does not pay any of its directors for their services as directors. It is possible that management could begin to pay its directors for meetings attended, grant a small number of stock options or issue shares of our common stock for their services. However, no specific determination in this regard has been made.

ABOUT THE INFORMATION STATEMENT

What is the Purpose of the Information Statement?

This information statement is being furnished to you pursuant to Section 14 of the Securities Exchange Act of 1934 to notify all of the Company’s shareholders of certain corporate actions taken by the Majority Shareholders pursuant to the Written Consent.

Who is Entitled to Notice?

Each outstanding share of Capital Stock as of record on the Record Date will be entitled to notice of the actions to be taken pursuant to the Written Consent. The shareholders, as of the close of business on the Record Date, that held in the aggregate in excess of fifty percent (50%) of the voting power of the Company's outstanding shares of Voting Stock voted in favor of the Proposal.

What Constitutes the Voting Stock of the Company?

The voting power entitled to vote on the Proposal consists of the vote of the holders of the issued and outstanding shares of our Capital Stock. As of the Record Date, a total of 541,572,815 votes were able to be cast on any matters submitted to the Shareholders.

What Vote is Required to Approve the Proposal?

The affirmative vote of a majority of the voting power of the shares of Voting Stock outstanding on the Record Date is required for approval of the Proposal. A majority of the voting power of the outstanding shares of Voting Stock voted in favor of the Proposal pursuant to the Written Consent.

What Corporate Matters Did The Majority Shareholder Vote For?

Shareholders holding a majority of the Voting Stock voted in favor of the following Proposal:

Approval of an amendment to our Certificate of Incorporation to change our name from “NEOHYDRO TECHNOLOGIES, INC.” to “EPOXY, INC.” to be effected as soon as such action is approved by FINRA. In connection therewith, we will be requesting that FINRA change our ticker symbol to “EPXY”.

SECURITY OWNERSHIP OF SHAREHOLDERS BENEFICIALLY OWNING MORE THAN FIVE PERCENT (5%) OF ANY CLASS OF THE VOTING STOCK

The following table sets forth the number and percentage of shares of our Common Stock owned as of May 30, 2014, by all persons (i) known to us who own more than 5% of the outstanding number of such shares, (ii) by all of our directors, and (iii) by all officers and directors of us as a group. Unless otherwise indicated, each of the Shareholders has sole voting and investment power with respect to the shares beneficially owned.

Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and means voting or investment power with respect to securities. Shares of our common stock issuable upon the exercise of stock options exercisable currently or within 60 days of May 30, 2014, are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person’s percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Title of Class	Name and Address Of Owner	Shares Beneficially Owned	Percent of Class Owned	Percent of Total Voting Shares (1)

Series A Preferred	David Gasparine 8251 Shaded Arbors St. Las Vegas, NV 89139	16,000,000	63.8%	44.3%
Series A Preferred Common	Craigstone Ltd. 88 Wood Street, 10th Floor, #1 London, UK ECZ V7RS	4,210,524	16.8%	11.7%
Series A Preferred	Mary Gasparine 9009 Agreeable Court Las Vegas, NV 89149	2,000,000	8.0%	5.5%
Common	Coventry Capital LLC 1201 Orange St. #600 Wilmington, DE 19899	31,170,084	18.9%	5.8%
Common	Gerlach & Company c/o Citibank, N.A. P.O. Box 7247-7057 Philadelphia, PA 19170-7057	11,227,272	6.8%	2.1%

(1)
Calculation of percentage of Voting Shares is based on the following voting rights: (a) each share of Common Stock has the right to cast one (1) vote; and (b) each share of Series A Preferred Stock has the right to cast fifteen (15) votes.

SECURITIES BENEFICIALLY OWNED BY ALL EXECUTIVE OFFICERS AND DIRECTORS.

The following table sets forth the number and percentage of shares of our Common Stock owned as of May30, 2014, by all of our directors and executive all officers and our directors and executive officers as a group. Unless otherwise indicated, each of the persons identified below has sole voting and investment power with respect to the shares beneficially owned.

Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and means voting or investment power with respect to securities. Shares of our common stock issuable upon the exercise of stock options exercisable currently or within 60 days of May 30, 2014, are deemed outstanding and to be beneficially owned by the person holding such option for purposes of computing such person’s percentage ownership, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Title of Class	Name Of Beneficial Owner	Shares Beneficially Owned (1)	Percent Owned	Percent of Total Voting Shares (1)

Series A Preferred	David Gasparine	16,000,000	63.8%	44.3%
	Jason Woywood	-	-	-
	John Harney	-	-	-
Total		16,000,000	63.8%	44.3%

(1)
Calculation of percentage of Voting Shares is based on the following voting rights: (a) each share of Common Stock has the right to cast one (1) vote; and (b) each share of Series A Preferred Stock has the right to cast fifteen (15) votes.

PROPOSAL

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR NAME TO EPOXY, INC.

The Board unanimously adopted a resolution approving, declaring advisable and recommending to the Voting Shareholders for their approval, an amendment to the Company’s Certificate of Incorporation, to change the name of the Company from “Neohydro Technologies Corp.” to “Epoxy, Inc.”

General

The Board approved a resolution to the Name Change.  The effective date of the Name Change will be on or about May 23, 2014 (the “Effective Date”).

Purpose and Material Effects of the Name Change

The Board believes that, among other reasons, changing the name of the Company to Epoxy, Inc. will be more in line with the Company’s operations and business objectives. The Company’s wholly-owned subsidiary, Couponz Inc., is the developer of Epoxy, an application or "app" for iPhone iOS and Android operating systems. Epoxy is an innovative smart phone application designed and created to conveniently connect business owners and consumers in order to ease marketing frustrations. The mobile app gives loyal customers the ease of keeping track of rewards and punch cards all in one place while also giving opportunities to review and share businesses with friends. In turn, Epoxy provides businesses the ability to reward customers, share offers, and deliver information about special events with their customers. Epoxy designers are dedicated to providing a superior and easy-to-use product for business owners to reward loyal customers.

Effective Date of the Amendments

The amendment to the Certificate of Incorporation will become effective upon the filing with the Secretary of State of the State of Nevada the Certificate of Amendment to our Certificate of Incorporation. We presently intend to file the Certificate of Amendment on June ______, 2014 and certainly no sooner than the date that is twenty (20) days after this information statement is mailed to our shareholders; that is, the amendment may be effective as soon as June ______, 2014. Moreover, the effect of the Name Change will also be subject to approval by FINRA. We intend to immediately submit appropriate forms to FINRA regarding the Name Change following the filing of this Information Statement. However, we cannot at this time estimate when FINRA will effect the Reverse Stock Split in the markets.

 DISSENTERS’ RIGHTS OF APPRAISAL

Under the Nevada Revised Statutes, shareholders are not entitled to dissenters’ rights of appraisal in connection of the Proposal.

SHAREHOLDERS SHARING AN ADDRESS

In accordance with notices to many shareholders who hold their shares through a bank, broker or other holder of record (a “street-name shareholder”) and share a single address, only one information statement is being delivered to that address unless contrary instructions from any shareholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name shareholder residing at the same address who wishes to receive a separate copy of this information statement, or any future notices and documents, may make such request by contacting the bank, broker or other holder of record, or our offices by telephone at (310) 698-0728, or by mail to: Neohydro Technologies Inc., 500 N. Rainbow Blvd., Suite 300, Las Vegas Nevada 89107. In addition, any such street-name shareholders residing at the same address who have received multiple copies of this information statement and wish to receive a single copy of our annual reports, information statements and proxy materials in the future may contact the bank, broker or other holder of record, or our offices at the contact information above.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This information statement contains forward-looking statements, which reflect our views with respect to future events. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “intends”, “believes”, “will”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

You should rely only on the information the Company has provided in this information statement. The Company has not authorized any person to provide information other than that provided herein. You should not assume that the information in this information statement is accurate as of any date other than the date on the front of the document, unless expressly set forth otherwise.

ADDITIONAL INFORMATION

The Company files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K or Form 8-K/A and other information with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Company’s board of directors recommended approval of the Proposals to the Voting Shareholders.

By order of the Board of Directors

/s/ David Gasparine
David Gasparine
Principal Executive Officer

June ______, 2014